UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 24, 2016

Date of Report (date of earliest event reported)

Nanometrics Incorporated

(Exact name of Registrant as specified in charter)

Delaware	000-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices)

Registrant's telephone number, including area code: (408) 545-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2016, at the 2016 Annual Meeting of Stockholders of Nanometrics Incorporated, the Nanometrics' stockholders approved an amendment and restatement of the Nanometrics Incorporated 2003 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of common stock reserved for issuance thereunder by 500,000.  The ESPP is an employee benefit program that enables qualified employees of Nanometrics and its designated subsidiaries to purchase shares of Nanometrics common stock through payroll deductions without incurring broker commissions. The purposes of the ESPP are to assist qualified employees of the company and certain designated subsidiaries in acquiring a stock ownership interest in Nanometrics and to encourage them to remain in the employ of Nanometrics and its subsidiaries. The ESPP is intended to qualify for favorable federal income tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended.

The foregoing summary is subject to and qualified in its entirety by the ESPP, filed as Appendix 1 to Nanometrics’ Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 4, 2016, and incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On May 24, 2016, Nanometrics held its 2016 Annual Meeting of Stockholders.  The final results of voting for each matter submitted to a vote of the stockholders at the Annual Meeting are as follows:

1.

J. Thomas Bentley, Edward J. Brown Jr., Bruce C. Rhine, Christopher A. Seams, Timothy J. Stultz, Ph.D. and Christine A. Tsingos were elected as directors of Nanometrics, each to serve for a term of one year or until his or her respective successor has been duly elected and qualified.  The voting for each director was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

J. Thomas Bentley	18,815,154	390,962	3,430,829
Edward J. Brown, Jr.	18,878,937	327,179	3,430,829
Bruce C. Rhine	19,131,390	74,726	3,430,829
Christopher A. Seams	19,133,267	72,849	3,430,829
Timothy J. Stultz, Ph.D.	19,133,667	72,449	3,430,829
Christine A. Tsingos	18,881,713	324,403	3,430,829
2.

The compensation paid to the Nanometrics’ named executive officers in 2015, as disclosed in the Nanometrics’ proxy statement for the Annual Meeting, was approved, on an advisory basis, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

17,794,745	1,406,140	5,231	3,430,829
3.

The amendment and restatement of the 2003 Employee Stock Purchase Plan (“ESPP”) to increase the number of shares reserved for issuance under the ESPP by 500,000 shares was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

18,921,561	278,074	6,481	3,430,829
4.	PricewaterhouseCoopers, LLP was ratified as Nanometrics’ independent registered public accounting firm for the fiscal year ending December 31, 2016, by the following vote:

Votes For	Votes Against	Abstain

22,610,355	21,644	4,946

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2016	NANOMETRICS INCORPORATED

/S/ Jeffrey Andreson
Jeffrey Andreson Chief Financial Officer
Duly Authorized Officer